U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


         Date of Report (Date of earliest event reported): May 21, 2004
                                                          --------------

                           HIENERGY TECHNOLOGIES, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE             0 - 32093             91-2022980
         ----------            ---------             ----------
       (State or other         (Commission          (I.R.S. Employer
        Jurisdiction           File Number)         Identification No.)
      of incorporation)


      1601B ALTON PARKWAY
          IRVINE, CALIFORNIA                              92606
     ----------------------------------------           ---------
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
                                                     ------------------


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

HIENERGY DEVELOPS `REFRACTORYMETER', ITS NEW DEVICE FOR PETROCHEMICAL INDUSTRY

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to announce that on March 11, 2004, it submitted a patent application to the United States Patent Office for its new device , the Refractorymeter, for application within the petrochemical industry. The Refractorymeter measures nonintrusively, from the outside and through steel, erosion of the lining of the refractory material inside high temperature oil refining furnaces. Currently, most inspections in the petrochemical industry of the lining are invasive and sometimes require interruption of the refinery process.

The operation of the Refractorymeter is based on HiEnergy's fast neutron stoichiometry technique, and its accurate implementation for this application was made possible by the invention of an additional process, which was conceived by Dr. Kevin S. McKinny, a HiEnergy staff scientist. This new application was reduced to practice at the HiEnergy test site with the intention of subsequent development into a product. Dr. McKinny has assigned the patent ownership rights of this new process to the Company pursuant to the Company's standard Confidentiality and Assignment of Inventions Agreement and Patent Assignment Agreement, which is attached hereto as Exhibit 10.75.

EXHIBITS

Exhibit No.       Description
----------        --------------

10.75             Patent Assigment Agreement dated April 28, 2004 between Kevin
                  S. McKinny and HiEnergy Technologies, Inc.


FORWARD-LOOKING STATEMENTS

The matters discussed in this Form 8-K contain forward-looking statements about HiEnergy's future business plans and operations. The actual results that HiEnergy achieves may differ materially from any forward-looking statements, and its plans may change based on changing business conditions. Among such factors that can cause such differences are the following: loss of components from third-party suppliers; delays in or failure to achieve market acceptance of our devices; uncertainties regarding our ability to market and sell our devices; competition; uncertainties related to the cost and outcome of legal disputes; and the loss of key personnel. These forward-looking statements are based on current expectations, and HiEnergy assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by HiEnergy in this Form 8-K and in its other reports filed with the Securities and Exchange Commission, including the section entitled "Risk Factors" on our Form 10-KSB for the fiscal year ended April 30, 2003.

EXHIBITS

Exhibit No.       Description
----------        --------------

10.75             Patent Assignment Agreement dated April 28, 2004 between Kevin
                  S. McKinny and HiEnergy Technologies, Inc.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HIENERGY TECHNOLOGIES, INC.


May 21, 2004                            by: /s/ Bogdan C. Maglich
--------------------                    -----------------------------------
(Date)                                  Name: Bogdan C. Maglich,
                                        Chief Executive Officer, Chairman
                                        of the Board, President and Treasurer